UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                October 29, 2005
                                ----------------

                   FOODARAMA SUPERMARKETS, INC.
---------------------------------------------------------------
        (Exact name of registrant as specified in charter)


   New Jersey                  1-5745-1       21-0717108
---------------------------------------------------------------
(State or other jurisdiction  (Commission     (IRS Employer
   of incorporation)           File Number) Identification No.)


Building 6, Suite 1, 922 Highway 33, Freehold, New Jersey 07728
---------------------------------------------------------------
 (Address of principal executive offices) (Zip code)


Registrant's telephone number, including area code:(732)462-4700


                                 Not Applicable
----------------------------------------------------------------------------
     (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8-Other Events
----------------------

Item 8.01. Other Events.
---------  -------------

         On November 3, 2005 Foodarama Supermarkets, Inc. (the "Company") issued a press release announcing that its founder and Chairman, Joseph J. Saker, retired as an executive officer of the Company on October 29, 2005. Mr. Saker will continue to serve as Chairman of the Company's Board of Directors. A copy of the press release is furnished as Exhibit 99.1 to this current report.

Section 9-Financial Statements and Exhibits
-------------------------------------------

Item 9.01. Financial Statements and Exhibits.
--------------------------------------------

         (c)Exhibits:

Exhibit No.       Description
-----------       -----------

      99.1        Press Release, dated November 3, 2005,
                  of Foodarama Supermarkets, Inc.

                              SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                             FOODARAMA SUPERMARKETS, INC.
                             ----------------------------
                                  (REGISTRANT)


                             By: /S/ Michael Shapiro
                                --------------------
                                 Michael Shapiro
                                 Senior Vice President
                                 Chief Financial Officer


Date: November 3, 2005

                                  EXHIBIT INDEX


Exhibit No.       Description
----------        -----------

99.1     Press Release, dated November 3, 2005, of
         Foodarama Supermarkets, Inc.

                                                                  EXHIBIT 99.1



                                                    Foodarama Supermarkets, Inc.
                                                    Building 6, Suite 1
                                                    922 Highway 33
                                                    Freehold, N.J. 07728

                                                        CONTACT: Michael Shapiro
                                                        Senior Vice President
                                                        Chief Financial Officer
                                                            (732) 294-2270

FOR IMMEDIATE RELEASE

FOODARAMA ANNOUNCES JOSEPH SAKER'S RETIREMENT
AS AN EXECUTIVE OFFICER OF THE COMPANY


      Freehold, N.J., November 3, 2005 - Foodarama Supermarkets, Inc. (ASE-FSM) (the "Company" or "Foodarama") announced today that its founder and Chairman, Joseph J. Saker, retired as an executive officer of the Company on October 29, 2005, at which time the term of his employment agreement with the Company ended. Mr. Saker will continue to serve as Chairman of the Company's Board of Directors. He relinquished his position as Chief Executive Officer of the Company in 2003. Richard J. Saker, Mr. Saker's son, was elected by the Company's Board of Directors as Chief Executive Officer at that time.

      Joseph Saker founded Foodarama in 1958. His strategic vision, dedication and commitment to excellence have been instrumental in the growth and success of the Company over more than four decades. Under Mr. Saker's leadership, Foodarama has grown to become the largest member of Wakefern Food Corporation, the Shop-Rite retail food cooperative of which the Company is a member.

      Mr. Saker was one of the early founding members of Wakefern Food Corporation. Wakefern is the largest retail food cooperative in the world. In addition, he was one of the founding members of the New Jersey Food Council as well as the St. Joseph's University Academy of Food Marketing. Mr. Saker was a member of the Board of Directors of the St. Joseph's Academy of Food Marketing for a period of 29 years, serving as Chairman of the Board for 23 of those years.

      Over his many years in the industry, Joseph Saker has earned his reputation as a diligent and innovative supermarket executive, operating stores to serve customer needs. His hard work and dedication have allowed Foodarama to successfully compete in its intensely competitive retail market.

      Foodarama Supermarkets, Inc. is a New Jersey corporation that operates a chain of twenty-seven supermarkets in Central New Jersey, as well as two liquor stores and one garden center, all licensed as Shop-Rite.